SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549



	FORM 8-K



	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934



Date of Report	                        October 12, 2001
(Date of earliest event reported)	October 9, 2001


	Landmark Bancorp, Inc.
        (f/k/a Landmark Merger Company)
	(Exact name of Registrant as specified in its charter)


	Delaware
	(State or other jurisdiction of incorporation)


             62466		43-1930755
(Commission File Number)	I.R.S. Employer Identification Number)



800 Poyntz Avenue, Manhattan, Kansas	         66502
(Address of principal executive offices)	(Zip Code)



(785) 	565-2000
(Registrant's telephone number, including area code)


Item 4. Change in Registrant's Certifying
Accountant.

	As a result of the merger transaction
described in Item 5 of this Form 8-K, Landmark
Bancorp, Inc., a Delaware corporation (the
"Company"), as the successor company to
Landmark Bancshares, Inc, a Kansas corporation
("LBI"), engaged KPMG LLP ("KPMG") as its independent auditors for the fiscal year ended
December 31, 2001.  LBI has notified Regier Carr
& Monroe, L.L.P. ("Regier") that the auditor-client relationship has ceased upon effectiveness of the merger transaction. The decision to engage
KPMG was approved by LBI's Board of Directors.
 The reports of Regier on LBI's consolidated financial statements for the fiscal years ended
September 30, 2000 and September 30, 1999 did not contain an adverse opinion or a disclaimer of opinion, and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

	During the two fiscal years ended
September 30, 2000, and the interim period of October 1, 2000 through the effective date of the merger, there were no disagreements with Regier on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Regier, would have caused
Regier to make reference to the matter in their report.

	In connection with the audits of LBI's
consolidated financial statements for each of the fiscal years ended September 30, 2000 and September 30, 1999:

(a)	Regier did not advise LBI that
the internal controls necessary
for the company to develop
reliable financial statements do
not exist;

(b)	Regier did not advise LBI that
information had come to the
attention of Regier that had led it
to no longer be able to rely on
LBI's management
representations, or that had made
Regier unwilling to be associated
with the financial statements
prepared by the company's
management; and

(c)	Regier did not advise LBI that
Regier would need to expand
significantly the scope of its
audit, or that information had
come to the attention of Regier
during such time period that if
further investigated may:

(i)	materially impact the
fairness or reliability of
either a previously issued
audit report or the
underlying financial
statements, or the
financial statements
issued or to be issued
covering the fiscal period
subsequent to the date of
the most recent financial
statements covered by an
audit report (including
information that may
prevent it from rendering
an unqualified audit
report on those financial
statements); or

(ii)	cause Regier to be
unwilling to rely on
LBI's management
representations or to be
associated with the LBI's
consolidated financial
statements.

	The Company has provided Regier with a
copy of this report and has requested Regier to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein.
Attached as Exhibit 16.1 to this Form 8-K is a copy of Regier's letter.

	The Company has entered into an agreement with KPMG that provides for, among other things, the engagement of KPMG as the independent accounting firm that will audit the consolidated financial statements of Landmark Bancshares, Inc., the predecessor of the Company, for the twelve month period ended September 30, 2001, and the consolidated financial statements of the Company for the three month period ended December 31, 2001.
During LBI's fiscal years ended September 30, 2000 and September 30, 1999 and the subsequent period prior to engaging KPMG, LBI (or anyone on LBI's behalf) did not consult KPMG regarding:

(i)	either the application of
accounting principles to a
specified transaction, either
completed or proposed; or the
type of audit opinion that might
be rendered on the Company's
financial statements; and as
such no written report was
provided to LBI and no oral
advice was provided that the
new accountant concluded was
an important factor considered
by the Company in reaching a
decision as to any accounting,
auditing or financial reporting
issue, or

(ii)	any matter that was either the
subject of disagreement or a
reportable event.

At the Company's annual meeting to be
held in 2002, the stockholders will be asked to ratify the appointment of KPMG as the Company's independent public accountants to conduct the audit for the year ended December 31, 2002. If the appointment of KPMG is not ratified, the matter of the appointment of independent public accountant will be considered by the Board of Directors.

Item 5.  Other Information

	Effective Tuesday, October 9, 2001, MNB
Bancshares, Inc. ("MNB"), the holding company for Security National Bank, and Landmark
Bancshares, Inc. ("LBI"), the holding company for Landmark Federal Savings Bank, completed their merger into Landmark Merger Company, which immediately changed its name to Landmark
Bancorp, Inc. ("Landmark").  In addition,
Landmark Federal merged with Security National
Bank and the resulting bank changed its name to Landmark National Bank, which is the wholly-owned subsidiary of Landmark.

	In the transaction, MNB's stockholders
received 0.523 shares of the newly issued
Landmark common stock for each share held of MNB, and LBI stockholders received one share of Landmark common stock for each share held of LBI. As a result of the merger, Landmark has total assets in approximating $354 million and deposits approximating $276 million. The pro forma financial statements of Landmark will be filed with the SEC as soon as practible.

	A press release announcing the completion of the transaction is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma
Financial Information and Exhibits

	(a)	Financial Statements of Business
Acquired.

		None.

	(b)	Pro Forma Financial Information.

		None.

	(c)	Exhibits.


16.1 	Letter from Regier Carr & Monroe, L.L.P.
regarding change in accountants

99.1 	Landmark and MNB Press Release dated
October 11, 2001.



SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





LANDMARK BANCORP, INC.



Dated: October 12, 2001

By:/s/ Mark A Herpich
       Mark A. Herpich
       Vice President, Secretary, Treasurer
	    and Chief Financial Officer